Exhibit 10.1 WARRANT EXCHANGE AGREEMENT This Warrant Exchange Agreement (this “Agreement”) is made and entered into as of May 6, 2026 (the “Effective Date”), by and among Amprius Technologies, Inc., a Delaware corporation (the “Company”), and the undersigned investor (the “Investor”), on its own behalf and on behalf of each of the beneficial owners listed on Exhibit A hereto (each an “Account”) for whom the Investor holds contractual and investment authority (each Account, including the Investor if it is exchanging Existing Public Warrants in the Exchange (each, as defined below) on its own behalf, a “Holder”). If there is only one Holder, then each reference to Holders in this Agreement will be deemed to refer to such Holder in the singular, mutatis mutandis. RECITALS WHEREAS, each Holder currently owns public warrants of the Company (CUSIP: 03214Q116 and ISIN: US03214Q1168) (collectively, the “Existing Public Warrants”), each of which is exercisable to purchase one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), at an exercise price of $11.50 (the “Exercise Price”) per Existing Public Warrant; WHEREAS, subject to the terms and conditions set forth herein, the Company and each Holder desires to cancel and retire the number of Existing Public Warrants beneficially owned by each Holder as set forth on Exhibit A hereto (the “Exchange Public Warrants”) in exchange for a number of shares of Common Stock (collectively, the “Exchange Shares”) pursuant to the formula set forth in Section 1.2 hereof (the “Exchange”); and WHEREAS, the Exchange is being made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”). NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: ARTICLE I Exchange Section 1.1 Exchange of Warrants for Shares. (a) Upon the terms and subject to the conditions of this Agreement, each Holder hereby conveys, assigns, transfers and surrenders the Exchange Public Warrants set forth on Exhibit A hereto to the Company and, in exchange, the Company shall cancel such Exchange Public Warrants and issue each Holder the number of Exchange Shares in respect thereof as calculated pursuant to the formula set forth in Section 1.2 below, which Exchange Shares shall be issued with restrictive legends as provided herein. In connection with the Exchange, each Holder hereby relinquishes all rights, title and interest in the Exchange Public Warrants (including any claims each such Holder may have against the Company related thereto) and assigns the same to the Company.

2 Section 1.2 Issuance of Exchange Shares. In consideration of and for the Exchange, for the Exchange Public Warrants surrendered by a Holder, the Company agrees to issue to such Holder a number of Exchange Shares equal to the product of (a) the number of Exchange Public Warrants so surrendered multiplied by (b) the Exchange Ratio. Assuming the accuracy of the representations and warranties of each of the Company and each Holder set forth in Sections 2 and 3 of this Agreement, respectively, the parties hereto acknowledge and agree that the issuance of the Exchange Shares to each Holder will be made without registration of such Exchange Shares under the Securities Act, in reliance upon the exemption therefrom provided by Section 4(a)(2) of the Securities Act and in compliance with conditions of Rule 144(d)(3)(ii) promulgated under the Securities Act. No fractional shares of Common Stock will be issued. If a Holder would be entitled to receive a fractional interest in a share of Common Stock, the Company will, upon the Exchange, round down to the nearest whole number of Exchange Shares to be issued to such Holder warrant holder. Section 1.3 Closing Mechanics. (a) The closing (the “Closing”) of the Exchange shall occur at 9:00 a.m., Eastern Time, on the second Trading Day after the date of completion of the Averaging Period, or at such other time and date as the parties may agree in writing (such time and date, the “Closing Time” and the “Closing Date,” respectively). (b) Definitions. For purposes of this Agreement: (i) “Averaging Period” means the period consisting of the four consecutive Trading Days beginning on, and including, May 11, 2026 (or the next Trading Day, if May 11, 2026 is not a Trading Day). (ii) “Daily VWAP” means, for any Trading Day, the per share volume- weighted average price of the Common Stock on The New York Stock Exchange (the “NYSE”) as displayed under the heading “Bloomberg VWAP” on Bloomberg page “AMPX <EQUITY> AQR” in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or, if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Company). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session. (iii) “Exchange Ratio” means the quotient of (a) the sum of (x) the average of the Daily VWAPs during the Averaging Period (the “Average VWAP”), (y) plus the Premium, (z) minus the Exercise Price, divided by (b) the Average VWAP. The Exchange Ratio will be rounded to four decimal places. (iv) “Market Disruption Event” means the occurrence or existence on any Scheduled Trading Day for the Common Stock of any suspension or limitation imposed on trading of the Common Stock (by reason of movements in price exceeding limits permitted by the NYSE or otherwise) in the Common Stock, and such suspension or

3 limitation occurs or exists throughout the 30 minutes prior to the closing time of the NYSE on such day; (v) “Premium” means $0.35; (vi) “Scheduled Trading Day” means a day that is a regularly scheduled trading day of NYSE; and. (vii) “Trading Day” means a day on which (i) there is no Market Disruption Event, and (ii) trading in the Common Stock generally occurs on the NYSE. (c) On the Closing Date, (i) the Company shall cause its transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”), to issue to each Holder the Exchange Shares determined pursuant to the formula set forth in Section 1.2 hereof in respect of the Exchange Public Warrants to be delivered by such Holder pursuant to this Agreement, which Exchange Shares will be held in book-entry form by the Transfer Agent and (ii) each Holder shall deliver, or caused to be delivered, to the Transfer Agent, the Exchange Public Warrants set forth opposite its name on Exhibit A hereto from such Holder’s Depository Trust Company (“DTC”) account through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) system for the Exchange, and such Exchange Public Warrants shall be deemed automatically cancelled in full and of no force and effect. Section 1.4 Conditions to Closing. (a) The obligation of each Holder hereunder to consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Holder’s sole benefit and may be waived by such Holder at any time in its sole discretion by providing the Company with prior written notice thereof: (i) The Exchange Shares deliverable to such Holder pursuant to the Exchange shall have been issued to such Holder as contemplated by Section 1.3(c)(i) hereof; (ii) The Company shall have submitted a Supplemental Listing Application for the Exchange Shares with NYSE prior to the Closing Date, if required, and shall have received no objection thereto from NYSE; (iii) The representations and warranties of the Company in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date; and (iv) The Company shall have complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date. (b) The obligation of the Company hereunder to consummate the transactions contemplated hereby in respect of a Holder is subject to the satisfaction, at or before the Closing

4 Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Holder with prior written notice thereof: (i) The representations and warranties of such Holder in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date; (ii) Such Holder has caused the Exchange Public Warrants deliverable by it in the Exchange to be delivered to the Company in accordance with this Agreement; and (iii) Such Holder shall have complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date. ARTICLE II Representations, Warranties and Covenants of each Holder The Investor hereby, for itself and on behalf of each Holder, makes the following representations, warranties and covenants, each of which is true and correct on the date hereof and the Closing Date and shall survive the Closing Date and the transactions contemplated hereby to the extent set forth herein: Section 2.1 Existence and Power. (a) The Investor and each Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized. (b) The Investor has all requisite power, authority and capacity to execute and deliver this Agreement for itself and on behalf of the Holders, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Investor, and no further consent, approval or authorization is required by the Investor in order for the Investor to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby. Section 2.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by the Investor and, assuming due execution and delivery by the Company, constitutes the legal, valid and binding obligation of the Investor and each Holder, enforceable against the Investor and each Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally, and (b) general principles of equity. If the Investor is executing this Agreement on behalf of a Holder, (i) the Investor has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and, bind, such Holder, and (ii) Exhibit A attached to this Agreement contains a true, correct and complete list of (A) the name of each Holder and (B) the number of each Holder’s Exchange Public Warrants.

5 Section 2.3 Section 4(a)(2). The Investor and each Holder understands that the Exchange Shares are being offered and sold in reliance on specific provisions of federal and state securities laws, specifically Section 4(a)(2) of the Securities Act, and not pursuant to a registration statement of the Company, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor and each Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws. Section 2.4 Title to Warrants. Each Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to its Exchange Public Warrants, free and clear of any Liens (as defined below) other than Liens in favor of a registered broker-dealer over property of such Holder held in an account with such broker-dealer generally and which Liens will be released upon transfer of the Exchange Public Warrants to the Company in the Exchange. The Investor and each Holder has the full power and authority to transfer and dispose of the Exchange Public Warrants in the Exchange and will deliver such Exchange Public Warrants free and clear of any Lien other than restrictions under the Securities Act and applicable state securities laws and except as set forth herein the Investor and each Holder has not, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of the Exchange Public Warrants or its rights in such Exchange Public Warrants, or (ii) given any person or entity any transfer order, power of attorney, vote, plan, pending proposal or other right of any nature whatsoever with respect to such Exchange Public Warrants which would limit the Investors or such Holder’s power to transfer the Exchange Public Warrants hereunder. As used herein, “Liens” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future. Section 2.5 Non-Contravention. The execution, delivery and performance of this Agreement by the Investor and each Holder and the consummation by the Investor and each Holder of the transactions contemplated hereby do not and will not (i) result in any violation of the provisions of the organizational documents of the Investor or any Holder, (ii) constitute or result in a breach, violation, conflict or default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Investor or a Holder is a party or by which the Investor or a Holder is bound or to which any of the property or assets of the Investor or a Holder is subject, or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Investor or a Holder or any of its properties or cause the acceleration or termination of any obligation or right of the Investor or a Holder, except in the case of clause (ii) above for such breaches, conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to materially adversely affect the ability of the Investor or a Holder to perform its obligations hereunder. Section 2.6 Investment Decision. (a) (i) Each Holder is a “Qualified Institutional Buyer” as defined in Rule 144A promulgated under the Securities Act or an “institutional accredited investor” as defined in Regulation D promulgated under the Securities Act, acquiring the Exchange Shares in the ordinary

6 course of its business. The Investor and each Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Exchange Shares and has so evaluated the merits and risks of investing in the Exchange Shares, (ii) each Holder is acquiring the Exchange Shares only for its own account and not for the account of others (except as set forth on Exhibit A), (iii) each Holder is not acquiring the Exchange Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws of the United States, (iv) each Holder is able to bear the entire economic risk of investing in the Exchange Shares, (v) each Holder is investing in the Exchange Shares with a full understanding of all of the terms, conditions and risks of such an investment and willingly assume those terms, conditions and risks, (vi) each of the Investor and Holder acknowledges that it has been afforded the opportunity to receive information [(including the Excluded Information (as defined in Section 2.14), which it has elected not to receive)] about the Company and its financial condition, results of operations, business, properties, management and prospects, and to ask such questions of, and to receive answers from, representatives of the Company concerning such information [(including the Excluded Information, which it has elected not to receive)], in each case sufficient to enable the Investor and such Holders to evaluate a decision to enter into this Agreement, (vii) the Investor and each Holder is aware that the Company may execute similar transactions to the Exchange with other holders of Existing Public Warrants concurrent with or subsequent to the closing of the Exchange and (viii) the Investor and each Holder is not relying on any communication (written or oral) of the Company, William Blair & Company, L.L.C. (“Blair”) or TD Securities (USA) LLC (“TD Securities” and together with Blair, the “Exchange Agents”) or any of their respective affiliates or representatives as investment advice or as a recommendation to acquire the Exchange Shares in the Exchange. (b) The Investor and each Holder acknowledges that an investment in the Exchange Shares involves a high degree of risk, and the Exchange Shares are, therefore, a speculative investment. The Investor and each Holder acknowledges that the terms of the Exchange have been established by negotiation between the Company and the Investor. The Investor and each Holder acknowledges that the Company and the Exchange Agents and their respective affiliates and representatives have not given any investment advice, rendered any opinion or made any representation to the Investor or any Holder about the advisability of this decision or the potential future value of any of the Exchange Public Warrants. THE INVESTOR AND EACH HOLDER ACKNOWLEDGES THAT, BY EXCHANGING THE EXCHANGE PUBLIC WARRANTS FOR SHARES OF COMMON STOCK PURSUANT TO THIS AGREEMENT, EACH SUCH HOLDER WILL NOT BENEFIT FROM ANY FUTURE APPRECIATION IN THE MARKET VALUE OF THE EXCHANGE PUBLIC WARRANTS. (c) The Investor and each Holder has been given full and adequate access to information relating to the Company, including its business, finances and operations as the Investor and each Holder has deemed necessary or advisable in connection with the Investor’s and each such Holder’s evaluation of the Exchange. The Investor and each Holder has not relied upon any representations or statements made by the Company or its agents (including the Exchange Agents), officers, directors, employees or stockholders in regard to this Agreement or the basis thereof. The Investor and each Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Exchange Shares and is not relying on the Company or any of its affiliates or the Exchange Agents or any of their respective representatives for any such advice. The Investor and each Holder has had the

7 meaningful opportunity to review the Company’s filings with the Securities and Exchange Commission (the “Commission”). The Investor and each Holder and its respective advisors, if any, have been afforded the meaningful opportunity to ask questions of the Company. The Investor and each Holder has made an independent decision to exchange its Exchange Public Warrants for Exchange Shares and is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company, the Exchange Agents or any of their respective agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Exchange Shares and the transactions contemplated by this Agreement. (d) Each Holder is not (i) an “affiliate” of the Company (as defined in Rule 144 promulgated under the Securities Act (“Rule 144”)) (and has not been an affiliate of the Company at any time during the preceding three months) or (ii) the “beneficial owner” (as that term is defined under the Securities Exchange Act of 1934, as amended) of more than 10% of the Company’s outstanding shares of Common Stock. (e) The Exchange Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Exchange Shares other than (x) pursuant to an effective registration statement or Rule 144, (y) to the Company or to an affiliate of a Holder or (z) in connection with a pledge, the Company may require the applicable Holder thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Exchange Shares under the Securities Act. (f) The Investor and each Holder acknowledges and consents, subject to the provisions of Section 3.4, that certificates now or hereafter issued for the Exchange Shares will bear a legend substantially as follows: “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144 THEREUNDER). AS A PRECONDITION TO ANY SUCH TRANSFER, THE ISSUER OF THESE SECURITIES SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AND/OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY THERETO THAT ANY SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES LAWS.”

8 Section 2.7 No Additional Consideration. The Investor and each Holder is not providing anything of value for the Exchange Shares other than the Exchange Public Warrants. Section 2.8 Remuneration. The Investor acknowledges it and each Holder understands that the Company intends to pay each of the Exchange Agents a fee in respect of the Exchange. Section 2.9 No General Solicitation. The Investor acknowledges that it and each Holder had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company nor the Exchange Agents have placed any pressure on the Investor or any Holder to respond to the opportunity to participate in the Exchange. The Investor acknowledges that neither it nor any Holder became aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act or otherwise through a “public offering” under Section 4(a)(2) of the Securities Act. Section 2.10 Exchange Agents Not Fiduciaries. The Investor and each Holder acknowledges and the Investor agrees that neither of the Exchange Agents has acted as a financial advisor or fiduciary to the Investor or any Holder and that the Exchange Agents and their respective directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company's filings with the Commission and make no representation or warranty to the Investor or any Holder, express or implied, with respect to the Company, the Exchange Public Warrants or the Exchange Shares or the accuracy, completeness or adequacy of the information provided to the Investor or any Holder or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Investor or any Holder. Section 2.11 Registered Investment Advisor. The Investor is a registered investment advisor with the Commission acting on behalf of itself and the Holders who are its investment advisor clients. The Investor and each Holder understands and accepts that acquiring the Exchange Shares in the Exchange involves risks. Section 2.12 OFAC, FCPA, AML. The operations of the Investor and each Holder have been conducted in material compliance with the applicable rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the applicable rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the applicable Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act. The Investor has performed due diligence necessary to reasonably determine that the Holders are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), are not otherwise the subject of Sanctions and have not been found to be in violation or under suspicion of violating OFAC, FCPA or AML rules and regulations. Section 2.13 Exercise of Warrants. From the date of this Agreement through and including the Closing Time, the Investor and each Holder shall not, exercise any Existing Public Warrants pursuant to the warrant agreement governing the Existing Public Warrants or otherwise.

9 Section 2.14 [Excluded Information. Notwithstanding anything to the contrary in this Agreement, the Investor and each Holder acknowledges that the Company has access to and is in possession of material nonpublic information regarding the Company and its subsidiaries that is not known to the Investor or the Holders (the “Excluded Information”) and, if and when any of the Excluded Information is made public, the trading price of the Existing Public Warrants and the Exchange Shares may be materially impacted. The Investor and each Holder hereby acknowledges that the Excluded Information will not be known to such Investor and Holder before making a binding commitment to consummate the Exchange.]1 ARTICLE III Representations, Warranties and Covenants of the Company The Company hereby makes the following representations, warranties and covenants each of which is true and correct on the date hereof and shall survive the Closing Date and the transactions contemplated hereby to the extent set forth herein. Section 3.1 Existence and Power. (a) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware. (b) The Company has all requisite power, authority and capacity to enter into this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of all of the Exchange Shares hereunder, have been duly authorized by all necessary action on the part of the Company and its board of directors (or a duly authorized committee thereof) (the “Board of Directors”), and no further consent, approval or authorization is required by the Company or of its Board of Directors or the Company’s stockholders in order for the Company to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby, including, without limitation, the issuance of all of the Exchange Shares hereunder. (c) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or (ii) constitute or result in a breach, violation, conflict or default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or cause the acceleration or termination of any obligation or right of the Company, except in the case of clause (ii) above for such breaches, conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. As used in this Agreement, the term “Material Adverse Effect” shall mean a material adverse effect on the business, condition (financial or otherwise), properties or results of operations of the party, or an 1 To be deleted if Investor reviews the Company’s Q12026 earnings before execution.

10 event, change or occurrence that would materially adversely affect the ability of the party to perform its obligations under this Agreement. Section 3.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Investor, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally, and (b) general principles of equity. Section 3.3 Valid Issuance of the Exchange Shares. The Exchange Shares, when issued and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens, charges and other encumbrances with respect to the issue thereof. Assuming the accuracy of the representations of each Holder in Article II of this Agreement, the Exchange Shares will be issued in compliance with all applicable federal and state securities laws. The offer and issuance of the Exchange Shares is exempt from registration under the Securities Act pursuant to the exemption provided by Section 4(a)(2) thereof. Section 3.4 Legend Removal & Prompt Processing of Exchange Share Reissuances. Certificates and book-entry notations evidencing the Exchange Shares shall not contain any legend (including the legend set forth in Section 2.6(f) hereof), (i) following any transfer of such Exchange Shares pursuant to and in accordance with Rule 144, (ii) if such Exchange Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Exchange Shares and without volume or manner-of-sale restrictions, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent, if required by the Transfer Agent, to effect the removal of the legend hereunder, or if requested by a Holder, respectively. If the Exchange Shares may be sold under Rule 144 without volume or manner-of-sale restrictions and the Company is then in compliance with the current public information required under Rule 144, or if the Exchange Shares may be sold under Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information required under Rule 144, or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), then such Exchange Shares shall be issued free of all legends, provided in each case that the applicable Holder provides the Company with customary paperwork, including if requested, an undertaking to the effect that any sales or other transfers will occur in accordance with Rule 144. The Company agrees that at such time as such legend is no longer required under this Section 3.4, it will, within one business day after the request of a Holder, receipt of customary paperwork and, if the Exchanges Shares are in certificated form, the delivery by such Holder to the Company or the Transfer Agent of such Exchange Shares, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to or at the direction of such Holder through the facilities of DTC the same number of Exchange Shares free from all restrictive and other legends and with the same CUSIP number as the Company’s publicly traded Common Stock. The Company may not make any

11 notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 3.4. Certificates for the Exchange Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to or at the direction of the applicable Holder by crediting the account of such Holder’s (or, if in connection with a transfer, the transferee’s) prime broker or clearing firm with the DTC System as directed by such Holder. Section 3.5 Redemption of Warrants. From the date of this Agreement through and including the Closing Time, the Company shall not, redeem, call for redemption, or otherwise exercise any contractual or statutory right to require the redemption of any Existing Public Warrants pursuant to the warrant agreement governing the Existing Public Warrants or otherwise. Section 3.6 Public Disclosure. The Company hereby agrees to publicly disclose on or before 8:30 a.m., New York City time, on the first Business Day after the date hereof, the exchange of the Exchange Public Warrants as contemplated by this Agreement in a Current Report on Form 8-K. The Company hereby acknowledges and agrees that any such Current Report on Form 8-K will disclose all confidential information communicated by the Company or its representatives to the Investor or any exchanging Holder in connection with the Exchange to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Exchange or otherwise. ARTICLE IV Miscellaneous Provisions Section 4.1 Survival of Representations and Warranties. The respective representations, warranties and covenants of the Investor, each Holder and the Company as set forth herein in Articles II and III, respectively, shall survive the Closing Date. Section 4.2 Notice. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) with return receipt requested or sent by reputable overnight courier service (charges prepaid): (a) if to the Investor or any Holder, at the applicable address set forth in the signature page hereto or Exhibit A, as applicable; and (b) if to the Company, at its address, as follows: Amprius Technologies, Inc. 1180 Page Avenue, Fremont, California Attention: Ricardo Rodriguez with a copy to (which shall not constitute notice): Baker & McKenzie LLP 300 E Randolph St #5000 Chicago, Illinois 60601 Attention: Sali Wissa and Per Chilstrom

12 Each party hereto by notice to the other party may designate additional or different addresses for subsequent notices or communications. All notices and communications will be deemed to have been duly given (a) at the time delivered by hand, if personally delivered; (b) five business days after being deposited in the mail, postage prepaid, if mailed; (c) when receipt acknowledged, if transmitted by facsimile; (d) at the time delivered, if delivered by electronic mail; and (e) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Section 4.3 Entire Agreement. This Agreement and the other documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents. Section 4.4 Assignment; Binding Agreement. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon Company, the Investor and the exchanging Holders and their respective heirs, legal representatives, successors and assigns. Section 4.5 Counterparts. This Agreement may be executed in multiple counterparts, and on separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile or in portable document format (.pdf) shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party. Section 4.6 Remedies Cumulative. Except as otherwise provided herein, all rights and remedies of the parties under this Agreement are cumulative and without prejudice to any other rights or remedies available at law. Section 4.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall (i) limit, or be deemed to limit, in any way any right to serve process in any manner permitted by law, (ii) operate, or shall be deemed

13 to operate, to preclude the Investor from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Investor or any Holder or to enforce a judgment or other court ruling in favor of the Investor or any Holder. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. Section 4.8 Third Party Beneficiaries or Other Rights. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto; provided that each of the Exchange Agents may rely on each representation and warranty of the Company, the Investor and each Holder made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to each of the Exchange Agents. Each Exchange Agent shall be a third-party beneficiary of this Agreement to the extent provided in this Section 4.8. Section 4.9 Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the Company and the Investor; provided further that Section 4.8 may not be changed, amended, terminated, augmented, rescinded or discharged without the written consent of each of the Exchange Agents. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent otherwise agreed in writing, no waiver of any term, condition or other provision of this Agreement, or any breach thereof shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision, nor shall any forbearance to seek a remedy for any noncompliance or breach be deemed to be a waiver of a party’s rights and remedies with respect to such noncompliance or breach. Section 4.10 Word Meanings. The words such as “herein,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural, and vice versa, unless the context otherwise requires. The masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Section 4.11 Exculpation of Blair and TD Securities. The Investor and each Holder hereby acknowledges and agrees for the express benefit of each of Blair and TD Securities that (i) each of Blair and TD Securities is acting as an exchange agent in the Exchange and is not acting as an underwriter, initial purchaser, dealer or in any other such capacity and is not and shall not be construed as a fiduciary for the Investor, any Holder, the Company or any other person or entity in connection with the Exchange, (ii) each of Blair and TD Securities has not prepared a disclosure or offering document in connection the Exchange and has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation to the Investor or any Holder in connection with the Exchange, (iii) each of Blair and TD Securities will have no responsibility with respect to (A) any

14 representations, warranties or agreements made by any person or entity that is not a director, officer, employee or agent of either Blair or TD Securities, as applicable, under or in connection with the transactions contemplated hereby or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (B) the financial condition, business, or any other matter concerning the Company or the transactions contemplated hereby, and (iv) each of Blair and TD Securities and each of its respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, the Exchange or the Exchange Shares, or the accuracy, completeness or adequacy of any information supplied to the Investor or any Holder by the Company. Section 4.12 Further Assurances. The Investor and each Holder and the Company each hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement. Section 4.13 Costs and Expenses. The Investor and each Holder and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, the fees and expenses of their respective advisers, counsel, accountants and other experts, if any. Section 4.14 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Section 4.15 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby. [The remainder of this page is intentionally left blank]

Signature Page to Exchange Agreement IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered as of the date first above written. The Company: AMPRIUS TECHNOLOGIES, INC By: ______________________________________ Name: Ricardo Rodriguez Title: Chief Financial Officer

[Insert Legal Name of Investor]: __________________________________________ _______________________________________ By: ______________________________________ Name: Title: Address:

Exhibit A Name of Holder (i.e., Beneficial Owner) CUSIP of Existing Public Warrants Aggregate Number of Exchange Public Warrants Aggregate Number of Exchange Shares Address of Holder 03214Q116 To be determined in accordance with the formula set forth in Section 1.2 hereof